Exhibit 10.12(a)

EXECUTION COPY

AMENDMENT NO. 2 TO SECOND AMENDED AND
RESTATED RECEIVABLES PURCHASE AGREEMENT

This AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, dated as of December 16, 2010 (this “Amendment”), is by and among MANITOWOC FUNDING, LLC, as Seller, THE MANITOWOC COMPANY, INC., as Servicer, HANNOVER FUNDING COMPANY LLC, as Purchaser, and NORDDEUTSCHE LANDESBANK GIROZENTRALE, as Agent.

WHEREAS, the parties hereto are parties to that certain Second Amended and Restated Receivables Purchase Agreement, dated as of June 30, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”);

WHEREAS, concurrently herewith and pursuant to that certain Joinder Agreement, dated as of the date hereof, Garland Commercial Ranges Limited (“Garland”) is becoming party to the Purchase and Sale Agreement, as an Originator thereunder (the “Garland Joinder”);

WHEREAS, concurrently herewith the Seller, the Purchaser, the Agent, Garland and Bank of Montreal are entering into that certain Blocked Accounts Agreement, dated as of the date hereof (the “Blocked Account Agreement”);

WHEREAS, concurrently herewith the Seller, the Servicer, the Agent, Garland and Harris N.A. are entering into that certain Lockbox and Assigned Account Agreement, dated as of the date hereof (the “Lockbox and Blocked Account Agreement”);

WHEREAS, concurrently herewith, the parties hereto are entering into that certain Third Amended and Restated Fee Letter, dated as of the date hereof (the “A&R Fee Letter”); and

WHEREAS, the parties hereto desire to amend the Agreement as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.                             Definitions.  Capitalized terms defined in the Agreement and used but not otherwise defined herein shall have the meanings assigned thereto in the Agreement.

SECTION 2.                             Amendments.  The Agreement is hereby amended as follows:

(a)                                  Section 1.4(e) of the Agreement is amended by inserting the phrase “and PPSA” immediately following the phrase “under any applicable UCC” where it appears therein.

(b)                                 Section 2.2 of the Agreement is amended by inserting the phrase “, the PPSA” immediately following the phrase “after default under the UCC” where it appears therein.

(c)                                  Section 3.1(a)(v) of the Agreement is amended by inserting the phrase “, the PPSA of any applicable jurisdiction” immediately following the phrase “the UCC of any applicable jurisdiction” where it appears therein.

(d)                                 Exhibit I to the Agreement is hereby amended by inserting the following new defined terms in appropriate alphabetical order:

“Conversion Rate” means, in relation to the conversion of Canadian dollars to U.S. dollars on a particular day, the rate of exchange quoted by the Agent as its spot rate of exchange for the conversion of Canadian dollars to U.S. dollars at approximately noon (New York time) on such day.

“Garland” means Garland Commercial Ranges Limited, a corporation amalgamated under the laws of Ontario.

“PPSA” means the Personal Property Security Act (Ontario).

“Special Obligor” means an Obligor that is both (i) set forth on Schedule V to this Agreement and (ii) other than with respect to H&E Equipment Services, Inc., has its long-term senior unsecured and uncredit-enhanced debt securities rated at least “BBB-” by S&P or “Baa3” by Moody’s.

“Special Obligor Concentration Percentage” means the percentage set forth opposite the name of such Special Obligor on Schedule V to this Agreement.

(e)                                  The definition of “Base Concentration Limit” set forth in Exhibit I to the Agreement is amended by replacing the phrase “five percent (5%)” where it appears therein with the phrase “three and nine-tenths percent (3.9%)”.

(f)                                    The definition of “Concentration Percentage” set forth in Exhibit I to the Agreement is replaced in its entirety with the following:

“Concentration Percentage” means, on any day, (I) for any Obligor that is not a Special Obligor: (a) for any Group A Obligor, a percentage equal to fifty percent (50%), or any other percentage as agreed by the Servicer and the Agent in writing, (b) for all Group B Obligors, a percentage equal to four (4) times the Base Concentration Limit, (c) for all Group C Obligors, a percentage equal to two (2) times the Base Concentration Limit, and (d) for all Group D Obligors, a percentage equal to the Base Concentration Limit and (II) for any Special Obligor, the Special Obligor Concentration Percentage for such Obligor.

(g)                                 The definition of “Eligible Receivables” set forth in Exhibit I to the Agreement is amended as follows:

(i)                                     Clause (iv) thereof is replaced in its entirety with the following:

(iv)                              which are denominated and payable in U.S. dollars in the United States or, solely in the case of Receivables originated by Garland, in  Canadian dollars in Canada;

(ii)                                  Clause (xv) thereof is replaced in its entirety with the following:

(xv)                            which constitute (i) except in the case of Receivables originated by Garland, accounts as defined in the UCC, and which are not evidenced by instruments or chattel paper as defined in the UCC and (ii) solely in the case of receivables originated by Garland, accounts as defined in the PPSA, and which are not evidenced by instruments or chattel paper as defined in the PPSA;

(h)                                 The definition of “Intercreditor Agreement” set forth in Exhibit I to the Agreement is replaced in its entirety with the following:

“Intercreditor Agreement” means the Eighth Amended and Restated Intercreditor Agreement, dated as of December 16, 2010, among Manitowoc, the Originators, the Seller, the Agent and JPMorgan Chase Bank, N.A., as the same may be amended, supplemented or otherwise modified from time to time.

(i)                                     The definition of “Receivable” set forth in Exhibit I to the Agreement is replaced in its entirety with the following:

“Receivable” means any indebtedness and other obligations owed to an Originator or the Seller or any right of any Originator or the Seller to payment from or on behalf of an Obligor, whether constituting an account, chattel paper, instrument or general intangible, arising in connection with the sale of goods or the rendering of services by any Originator relating to the cranes and related products business or the foodservice and related products business of such Originator, and includes, without limitation, the obligation to pay any finance charges, fees and other charges with respect thereto; provided, however, that any right of Garland to payment from an Obligor, arising in connection with the sale of goods or the rendering of services by Garland to such Obligor, that has been directed by or on behalf of Garland to make such payment in Canadian dollars by way of a credit card shall not constitute a “Receivable”.  Indebtedness and other obligations arising from any one transaction, including, without limitation, indebtedness and other obligations represented by an individual invoice or agreement, shall constitute a Receivable separate from a Receivable consisting of the indebtedness and other obligations arising from any other transaction.

(j)                                     Clause (b) of the definition of “Related Security” set forth in Exhibit I to the Agreement is replaced in its entirety with the following:

(b)                                 all other security interests or liens and property subject thereto from time to time purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise, together with all UCC financing statements or similar filings relating thereto or PPSA registered assignments and/or financing statements, verification statements or similar filings relating thereto, as applicable; and

(k)                                  The definition of “Total Reserve” set forth in Exhibit I to the Amendment is amended by replacing the phrase “fifteen percent (15%)” where it appears therein with the phrase “eighteen percent (18%)”.

(l)                                     The definition of “Transaction Documents” set forth in Exhibit I to the Agreement is amended by replacing in its entirety with the following:

“Transaction Documents” means the Agreement, the Fee Letter, the Purchase and Sale Agreement, each Company Note, the Lock-Box Agreements, the Collection Account Agreement, the Intercreditor Agreement, the Liquidity Agreement, the Bond Administration Agreement, each Joinder Agreement and all other certificates, instruments, UCC financing statements, PPSA registered assignments and/or financing statements, verification statements or similar filings, reports, notices, agreements and documents executed or delivered under or in connection with the Agreement, in each case as the same may be amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the Agreement.

(m)                               The “Other Terms” Section of Exhibit I to the Agreement is amended by inserting the following sentence immediately following the second sentence thereof:

All terms used in the PPSA, and not specifically defined herein, are used herein as defined in the PPSA.

(n)                                 Paragraph (l)(vii) of Exhibit IV to the Agreement is amended by inserting the phrase “or PPSA registered assignments and/or financing statements, verification statements or similar filings, as applicable,” immediately following the phrase “UCC financing statement” where it appears therein.

(o)                                 Paragraph A.2 of Exhibit VI to the Agreement is replaced in its entirety with the following:

2.                                       The Pool Receivables constitute “accounts” within the meaning of the applicable UCC except in the case of Receivables originated by Garland and, solely in the case of Receivables originated by Garland, constitute “accounts” within the meaning of the PPSA.

(p)                                 Paragraph C.6 of Exhibit VI to the Agreement is amended by inserting the phrase “or PPSA registered assignments and/or financing statements, verification statements or similar filings, as applicable,” immediately following the phrase “financing statements under the UCC” where it appears therein.

(q)                                 Exhibit A attached hereto is added to the Agreement as Schedule V thereof.

(r)                                    For the purpose of calculating the terms set out below on any day, all Receivables or other amounts that are denominated in Canadian dollars will be converted to U.S. dollars using the Conversion Rate on such day:

(i)                                     Dilution;

(ii)                                  Eligible Dilution;

(iii)                               Eligible Sales;

(iv)                              Eligible Unapplied Cash and Credits;

(v)                                 Excess Concentration;

(vi)                              Net Eligible Pool Balance;

(vii)                           Net Outstanding Balance;

(viii)                        Outstanding Balance;

(ix)                                Servicing Fee; and

(x)                                   Total Reserve.

SECTION 3.                             Representations and Warranties.  On the date hereof, each of the Seller and Manitowoc hereby represents and warrants (as to itself) to the Purchaser and the Agent as follows:

(a)                                  after giving effect to this Amendment, no event or condition has occurred and is continuing which constitutes a Termination Event or Unmatured Termination Event;

(b)                                 after giving effect to this Amendment, the representations and warranties of such Person set forth in the Agreement and each of the other Transaction Document are true and correct as of the date hereof, as though made on and as of such date (except to the extent such representations and warranties relate solely to an earlier date and then as of such earlier date); and

(c)                                  this Amendment constitutes the valid and binding obligation of such Person, enforceable against such Person in accordance with its terms.

SECTION 4.                             Effectiveness.  This Amendment shall be effective, as of the date hereof, upon receipt by the Agent of the following (in each case, in form and substance reasonably satisfactory to the Agent):

(a)                                  counterparts of this Amendment duly executed by each of the parties hereto;

(b)                                 counterparts to the Garland Joinder, the Blocked Account Agreement, the Lockbox and Blocked Account Agreement and the A&R Fee Letter;

(c)                                  counterparts of the Intercreditor Agreement (as defined in Section 2(h) above), duly executed by the parties thereto;

(d)                                 an executed copy of a letter from JPMorgan Chase Bank, N.A. to Manitowoc confirming that the transactions contemplated by the Transaction Documents constitute a “Permitted Securitization” under the Credit Agreement;

(e)                                  opinions of counsel to Garland regarding certain corporate, enforceability, security interests and bankruptcy matters in form and substance acceptable to the Agent and customary for transactions similar to those contemplated by the Transaction Documents; and

(f)                                    such other agreements, documents, lien searches, officer certificates and instruments as the Agent shall request.

SECTION 5.                             Miscellaneous.  The Agreement, as amended hereby, remains in full force and effect.  Any reference to the Agreement from and after the date hereof shall be deemed to refer to the Agreement as amended hereby, unless otherwise expressly stated.  This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which then taken together shall constitute one and the same Amendment.  This Amendment may be executed by facsimile or delivery of a “.pdf” copy of an executed counterpart hereof.  This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York (including Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York, but without regard to any other conflict of laws provisions thereof) and the obligations, rights and remedies of the parties under this Amendment shall be determined in accordance with such laws.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed, as of the date first above written.

MANITOWOC FUNDING, LLC,
as Seller

By:	/s/ Maurice D. Jones
Name:	Maurice D. Jones
Title:	Vice President and Secretary

Amendment No. 2 to Second Amended and
Restated Receivables Purchase Agreement

THE MANITOWOC COMPANY, INC.,
as Servicer

By:	/s/ Maurice D. Jones
Name:	Maurice D. Jones
Title:	Senior Vice President, General Counsel and Secretary

Amendment No. 2 to Second Amended and
Restated Receivables Purchase Agreement

NORDDEUTSCHE LANDESBANK GIROZENTRALE, as Agent

By:	/s/ Edward M. Weber
Name:	Edward M. Weber
Title:	Senior Director

By:	/s/ Heruy Dawit
Name:	Heruy Dawit
Title:	Director

Amendment No. 2 to Second Amended and
Restated Receivables Purchase Agreement

HANNOVER FUNDING COMPANY LLC,
as Purchaser

By:	/s/ Damian Perez
Name:	Damian Perez
Title:	Vice-President

Amendment No. 2 to Second Amended and
Restated Receivables Purchase Agreement

EXHIBIT A

SCHEDULE V

SPECIAL OBLIGORS

Special Obligor	Special Obligor Concentration Percentage
Wal-Mart Stores, Inc.	20%
H&E Equipment Services, Inc.	6.0%
Costco Wholesale Corporation	7.5%
PepsiCo, Inc.	7.5%